Exhibit 99.1

REDWIRE, AN INNOVATIVE SPACE INFRASTRUCTURE COMPANY SERVING

THE FAST-GROWING SPACE INDUSTRY, TO BECOME PUBLICLY TRADED THROUGH

MERGER WITH GENESIS PARK ACQUISITION CORP.

•	Redwire is a pure play space infrastructure company providing critical technology and services to fast-growing national security, civil, and commercial markets

•	Global space economy growing rapidly, projected to exceed $2 trillion in 2040

•

Business combination values Redwire at a pro forma enterprise value of $615 million; transaction expected to deliver approximately $170 million cash to the Redwire balance sheet (assuming no redemptions)

•	Includes a fully committed and oversubscribed $100 million common stock PIPE with participation by Senvest Management, LLC and Crescent Park Management, L.P.

•	Proven management team and 50+ years of space heritage and deep customer relationships in space and aerospace

•	Undisputed leader in rapidly expanding 3D printing/manufacturing and robotic assembly in space, which is critical to the future of space infrastructure solutions

•	Strong financial foundation with current revenue, EBITDA, and free cash flow

•

Projected 2021 revenue of $163 million and forecasted 72% 2021E – 2025E revenue CAGR, with positive and growing Adj. EBITDA and cash flow driven by an over $23 billion pipeline of identifiable contracts

•	Current Redwire stockholders, Genesis Park stockholders and PIPE investors will hold shares in the combined company to be listed on the NYSE

JACKSONVILLE, Fla. and HOUSTON, Tex. / March 25, 2021 – Redwire (or “the Company”), a leader in mission-critical space solutions and high reliability components for the next generation space economy, and Genesis Park Acquisition Corp. (NYSE: GNPK) (“Genesis Park”), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive merger agreement that will result in Redwire becoming a publicly traded company. The transaction is expected to be completed by the end of the second quarter of 2021, and at that time, Genesis Park Acquisition Corp. will change its name to Redwire and the company will trade on the NYSE.

Redwire provides critical space infrastructure technology and services and is uniquely positioned to deliver critical solutions to meet the growing needs of national security, civil, and commercial customers for a full spectrum of activity in space. The Company is differentiated from its peers because it offers both rich flight heritage, with more than 50 years of space flight experience and more than 150 missions flown, and unmatched innovations in space infrastructure, including over 100 patents and applications. Its infrastructure and services enable nearly every space mission, and Redwire sees increasing opportunities as decreasing launch costs continue to enable exponential growth in deployed space infrastructure.

Redwire is the leading developer of on-orbit servicing, assembly and manufacturing (“OSAM”) capabilities, a transformational technology deploying 3D printing that enables customers to build satellites and other spacecraft in space, solving the size and other limitations posed by launch dynamics. Through the launch of raw materials into orbit, in-space manufacturing of component parts through 3D printing and other methods, and robotic assembly of highly functional objects, Redwire’s OSAM technology enables lower cost deployment and higher power capabilities. The advantages of Redwire’s in-space manufacturing will allow its customers to efficiently create more advanced products in space with greater performance characteristics than terrestrial based manufacturing methods, driving increased investment in space infrastructure from adjacent markets and the commercialization of space.

“Space-based capabilities and services are improving lives on Earth every day, and Redwire is an invaluable mission partner, providing technology that has been at the forefront of space infrastructure from the beginning. Today, the influx of private capital, new public sector space initiatives and decreased launch costs are driving tremendous growth in the space industry, which is projected to exceed $2 trillion by 2040,” said Peter Cannito, Chairman and CEO of Redwire. “With our extensive space flight heritage and deeply innovative capabilities, we are accelerating humanity’s expansion into space by delivering reliable, economical and sustainable infrastructure for future generations. As we enter this second golden age of space, Redwire is supplying the picks and shovels that enable nearly every space mission, supporting initiatives to help us better understand our planet, transform our space security infrastructure, and move humanity deeper into our solar system. We are thrilled to enter into this business combination with Genesis Park. With their extensive aerospace, operational and financial expertise and strong industry relationships, we are confident that Genesis Park is the right partner to propel Redwire’s growth in the public market.”

“We intended to find a profitable partner with strong management, powerful intellectual property and impressive organic growth. Redwire achieves that vision by transforming the future of space infrastructure and services at a time when the space industry is on the brink of exponential growth. Redwire is a proven, solidly profitable player in the space community and the undisputed leader in on-orbit 3D printing, servicing, assembly, and manufacturing. We also believe there is significant opportunity to accelerate growth through strategic combinations in the fragmented space landscape. Redwire has established itself as a first-mover consolidator and an acquirer of choice, and we believe its position will be further improved as a public company,” said Paul Hobby, CEO and Director of Genesis Park. “We are very excited about Redwire’s growth potential and we look forward to partnering with Peter and his team as they help usher in this new era of space exploration.”

“As an innovative space infrastructure leader, Redwire is set to power a new age of space travel, exploration and commerce,” said Kirk Konert, Partner at AE Industrial Partners. “With this transaction, Redwire will have even greater opportunities to drive growth and value by delivering tailored, responsive solutions for its growing customer base across the public and private sectors.”

Redwire Highlights

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Applying proven capabilities and transformative technologies in five key strategic growth areas that will enable space missions of today and tomorrow: The Company has numerous organic growth opportunities without substantial capital needs driven by its proven capabilities and transformative technologies. Its investments are focused in five key strategic growth areas that will expand the utilization of space and promote a sustainable low-earth orbit economy: (i) on-orbit servicing, assembly and manufacturing; (ii) low Earth orbit commercialization; (iii) digitally engineered spacecraft; (iv) space domain awareness; and (v) advanced sensors and components.

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Significant opportunity to continue consolidating a fragmented space infrastructure market: The proceeds from the proposed transaction enable Redwire to accelerate and de-risk growth plans and pursue targeted acquisitions. Redwire has a proven track record of successful acquisitions and integrations, and typically leverages company founders’ expertise and relationships to bolster leadership ranks and expand the M&A pipeline.

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High visibility into near- and long-term revenue streams: Redwire has a diversified revenue base, with products and services demanded by national security, civil and commercial customers and more than $150 million in contracted backlog. The Company is projecting 72% estimated revenue compound annual growth rate, from $163 million in 2021 to $1.4 billion in 2025. Redwire’s integration expertise make it a prime candidate for margin improvement as it integrates and scales operations.

Key Transaction Terms

The transaction values Redwire at a $615 million pro forma enterprise value, representing 9.6x estimated 2023 Adjusted EBITDA of approximately $64 million and 2.5x estimated 2025 Adjusted EBITDA of approximately $250 million. Assuming no redemptions by Genesis Park stockholders, the Proposed Transaction is expected to deliver approximately $170 million cash to the Redwire balance sheet. The proposed transaction is further supported by a $100 million fully committed and oversubscribed PIPE of common stock, priced at $10.00 per share, with participation by Senvest Management, LLC and Crescent Park Management, L.P.

Redwire’s existing stockholders will hold approximately 55% of the fully diluted shares of common stock immediately following the closing of the business combination, assuming no redemptions by Genesis Park’s existing public stockholders. AE Industrial Partners will remain a significant shareholder in Redwire following the completion of the proposed merger.

The transaction, which has been unanimously approved by the Boards of Directors of Redwire and Genesis Park, is subject to approval by Genesis Park’s shareholders and other customary closing conditions.

Following the closing of the transaction, Redwire will continue to be led by Chairman and CEO Peter Cannito. The Redwire Board will be comprised of current Redwire Board members Pete Cannito, Dr. Reggie Brothers, Joanne Isham and Kirk Konert, along with Jonathan Baliff President, CFO & Director of Genesis Park; John Bolton, Advisor to Genesis Park and Les Daniels, Operating Partner of AE Industrial Partners.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be available in a Current Report on Form 8-K to be filed by Genesis Park with the Securities and Exchange Commission and at www.sec.gov. The investor presentation can also be found on https://www.genesis-park.com/redwire.

Investor Conference Call Information

Redwire and Genesis Park will host a joint investor conference call to discuss the proposed transaction on March 25, 2021 at 7:30 AM ET. To access the conference call, please visit https://www.genesis-park.com/redwire. The live call may also be accessed by dialing 1 877 876-9173 or 1 785 424-1667 providing the Conference ID 3086566. A replay of the call will be available on the Genesis Park website.

Advisors

Jefferies is serving as financial advisor and Kirkland and Ellis LLP is serving as legal counsel to Redwire. Greenhill and KPMG are serving as financial advisors, Jefferies is serving as sole placement agent for the PIPE and capital markets advisor, and Willkie Farr & Gallagher LLP and Sheppard, Mullin, Richter & Hampton LLP are serving as legal counsel to Genesis Park.

About Redwire

Redwire is a new leader in mission critical space solutions and high reliability components for the next generation space economy. With decades of flight heritage combined with the agile and innovative culture of a commercial space platform, Redwire is uniquely positioned to assist its customers in solving the complex challenges of future space missions. For more information, please visit www.redwirespace.com.

About Genesis Park Acquisition Corp.

Genesis Park Acquisition Corp. (“GNPK”) is a publicly traded special purpose acquisition company sponsored by an affiliate of Genesis Park, trading on the NYSE under the ticker symbol NYSE: GNPK.U. GNPK is one of the first aerospace and aviation services special purpose acquisition companies, and may pursue an initial business combination in any industry or geographic region, but specifically seeks to capitalize on the operational and investment experience of the GNPK management team and Board of Directors by focusing on companies that have significant growth prospects in the aerospace and aviation services sectors.

About AE Industrial Partners

AE Industrial Partners is a private equity firm specializing in Aerospace, Defense, Space & Government Services, Power Generation, and Specialty Industrial markets. AE Industrial Partners invests in market-leading companies that can benefit from its deep industry knowledge, operating experience, and relationships throughout its target markets. AE Industrial Partners is a signatory to the United Nations Principles for Responsible Investing. Learn more at www.aeroequity.com.

Redwire Contacts

Media: Austin Jordan

321-536-8632

Austin.jordan@redwirespace.com

OR

Investors:

investorrelations@redwirespace.com

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

redwire@reevemark.com

Forward Looking Statements

This document includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information, including without limitation, forecasted revenue and revenue CAGR. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Genesis Park Acquisition Corp., Redwire or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement governing the proposed business combination; (2) the inability to complete the transactions contemplated by the merger agreement due to the failure to obtain approval of the shareholders of Genesis Park Acquisition Corp. or other conditions to closing in the merger agreement; (3) the ability to meet NYSE’s listing standards following the consummation of the transactions contemplated by the merger agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Redwire as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Redwire may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by Genesis Park Acquisition Corp. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Genesis Park Acquisition Corp. and Redwire undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information

In connection with the proposed business combination between Redwire and Genesis Park Acquisition Corp., Genesis Park Acquisition Corp. intends to file with the SEC a preliminary proxy statement / prospectus and will mail a definitive proxy statement / prospectus and other relevant documentation to Genesis Park Acquisition Corp. shareholders. This document does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination. Genesis Park Acquisition Corp. shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with Genesis Park Acquisition Corp.’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Redwire, Genesis Park Acquisition Corp. and the proposed business combination. The definitive proxy statement / prospectus will be mailed to Genesis Park Acquisition Corp. shareholders as of a record date to be established for voting on the proposed business combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: investorrelations@redwirespace.com.

This document shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination.

Participants in the Solicitation

Genesis Park Acquisition Corp. and its directors and officers may be deemed participants in the solicitation of proxies of Genesis Park Acquisition Corp. shareholders in connection with the proposed business combination. Genesis Park Acquisition Corp. shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Genesis Park Acquisition Corp. in Genesis Park Acquisition Corp.’s prospectus relating to its initial public offering filed with the SEC on November 24, 2020. Redwire and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Genesis Park Acquisition Corp. in connection with the Business Combination.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Genesis Park Acquisition Corp. shareholders in connection with the proposed business combination will be set forth in the proxy statement / prospectus for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement / prospectus that Genesis Park Acquisition Corp. intends to file with the SEC.